LONG-TERM PREPAID EXPENSES, NET (Details)	Sep. 30, 2025 USD ($)
LONG-TERM PREPAID EXPENSES, NET
Marketing expenses	$ 500,000
Service cost	2,497,939
Subtotal	2,997,939
Less: accumulated amortization	(326,274)
Long-term prepaid expenses, net	$ 2,671,665